UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

GREENE COUNTY BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1)and 0-11.

GREENE COUNTY BANCORP, INC. C 1234567890 ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/GCBC or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be receivedby 1: 00 am, Eastern Standard Time, on November 2, 2024. (ESOP and 401K must be received by October 25, 2024 at 1:00 am) Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for Greene County Bancorp, Inc.’s Stockholder Meeting to be Held on November 2, 2024. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 Proxy Materials Greene County Bancorp, Inc. to stockholders are available at: www.envisionreports.com/GCBC Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/GCBC. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before October 18, 2024 to facilitate timely delivery. 041N8B 2 N O T C O Y

Stockholder Meeting Notice Greene County Bancorp, Inc.’s Annual Meeting of Stockholders will be held on November 2, 2024 at Columbia-Greene Community College, 4400 Route 23, Hudson, New York 12534, at 10:00 a.m. Eastern Standard Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR the nominees listed and FOR Proposal 2 and Proposal 3. 1. Election of Directors: 01 – Jay P. Cahalan 02 – Christopher Cannucciari 03 – Michelle M. Plummer, CPA, CGMA 04 – Charles H. Schaefer, Esq. 2. The ratification of the appointment of Bonadio & Co, LLP as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2025. 3. To consider and approve a non-binding advisory resolution regarding the compensation of the Company’s named executive officers. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet – Go to www.envisionreports.com/GCBC. Click Cast Your Vote or Request Materials. Phone – Call us free of charge at 1-866-641-4276. Email – Send an email to investorvote@computershare.com with “Proxy Materials Greene County Bancorp, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by October 18, 2024.